George Brenner, CPA A Professional Corporation 10680 W. PICO BOULEVARD, SUITE 260 LOS ANGELES, CALIFORNIA 90064 310/202-6445 – Fax 310/202-6494

March 28, 2007

Securities and Exchange Commission 450 Fifth Street, NW Washington, DC 20549 Re: Edgetech Services, Inc. (the "Company")

Ladies and Gentlemen:

I have read the statements made by Edgetech Services, Inc. (copy attached), which I understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K report of the Company dated March 20, 2007. I agree with the statements concerning my firm in such Form 8-K.

Very truly yours,